UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 6, 2017

Dear Investment Professional:

Thank you for your support of RidgeWorth Funds (the “Funds”). We want to take this opportunity to inform you of an upcoming Special Shareholder Meeting that involves our fund family.

As you already may be aware, in December 2016 the management of RidgeWorth Investments, in partnership with its majority shareholder Lightyear Capital, entered into a definitive agreement under which RidgeWorth will be acquired by Virtus Investment Partners. This transaction is scheduled to close sometime in second quarter 2017, subject to fund shareholder approvals and other closing conditions.

As part of the plan to integrate the two firms, certain RidgeWorth funds will be reorganized into Virtus funds. The proposed reorganizations require shareholder approval in the form of a proxy, and a Special Shareholder Meeting has been scheduled for May 9, 2017 to approve the reorganization proposal.

What does this mean to your clients?

●	Shareholders who own the Funds as of February 17, 2017 will be asked to vote on the reorganization of their respective RidgeWorth fund(s) into a corresponding Virtus fund(s). The attached Appendix lists the acquired and acquiring funds.

●	Fund shareholders will be sent proxy materials on or around March 6, 2017 and will be asked to vote their shares. The Funds also have retained a proxy solicitor to assist in this effort, so certain shareholders may receive follow-up mailing(s) and/or phone call(s) if their shares are not yet voted.

●	Shareholders can vote their shares by internet, telephone, mail, or in person at the Special Shareholder Meeting that is scheduled for 3:00 pm Eastern Time, on May 9, 2017 at the offices of RidgeWorth Investments, 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305.

●	Shareholder votes are very important and the RidgeWorth Funds’ Board of Trustees recommends that shareholders vote “FOR” the proposal. If shareholders do not approve the reorganizations on May 9, 2017, the shareholder meeting will be adjourned to a later date. If necessary, a follow-up communication will be sent to shareholders and to your firm if the reorganizations are not approved.

Attached is a copy of a Question and Answer document along with the combined prospectus/proxy statement that provides additional information on the Special Shareholder Meeting.

We appreciate the confidence you place in the Funds and we thank you for your business. If you have any questions regarding this communication, please contact the RidgeWorth Sales Desk at 1-866-595-2470.

Sincerely,

Julia R. Short,

President and CEO

RidgeWorth Funds

APPENDIX

Shareholders of each Acquired Fund as of February 17, 2017 will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund as shown below.

Acquired Fund	Acquiring Fund

RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund

RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund

RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund

RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund

RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund

RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund

RidgeWorth International Equity Fund	Virtus WCM International Equity Fund

RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund

RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund

RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund

RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund

RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund

RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund

RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund

RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund

RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund

RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund

RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund

RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund

RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund

RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund

RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund

RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund

RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund

RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund

RidgeWorth Growth Allocation Strategy*	Virtus Growth Allocation Strategy Fund
RidgeWorth Moderate Allocation Strategy*

*The RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy will both reorganize into the Virtus Growth Allocation Strategy Fund.

All investments involve risk. There is no guarantee a specific investment strategy will be successful.

Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

ATTENTION MUTUAL FUNDS TRADING

DEPARTMENTS

RE: RidgeWorth Funds NSCC Participant #4920

Important Notice: Upcoming RidgeWorth Funds’ Shareholder Proxy

and Other Future Updates

As previously communicated to your firm in December 2016, the management of RidgeWorth Investments (“RidgeWorth”), in partnership with its majority shareholder Lightyear Capital, entered into a definitive agreement under which RidgeWorth will be acquired by Virtus Investment Partners. This transaction is scheduled to be completed sometime in second quarter 2017, subject to fund shareholder approvals and other closing conditions.

Reorganizations have been proposed for certain RidgeWorth Funds (the “Funds”) as part of the plan to integrate the two firms, and we want to inform you of some key transition events and changes that will occur over the next few months.

Shareholder Proxy and Special Meeting of Shareholders

Date of Special Shareholder Meeting:  May 9, 2017

●	The Funds’ shareholders who own shares as of February 17, 2017 will be sent proxy materials on or around March 6, 2017 and will be asked to vote on the reorganization of their respective RidgeWorth fund(s) into a corresponding Virtus fund(s). The attached Appendix lists the acquired and acquiring funds.
●	The Funds have retained a proxy solicitor to assist in this effort, so certain shareholders may receive follow-up mailing(s) and/or phone call(s) if their shares are not yet voted.
●	Intermediary firms and shareholders can contact the Funds at 1-888-784-3863 with any questions and to request proxy materials.
●	If shareholders do not approve the reorganizations on May 9, 2017, we will provide a follow-up communication to your firm with updated information.

Future Operational Changes and Impacts

Timing of Updates: Second quarter 2017 (the timing will be contingent on the transaction close date)

●	Fund Name Changes – As shown in the attached Appendix, each Fund will be renamed to include Virtus in its name.
●	CUSIPs, Ticker Symbols, and Fund Numbers – The Funds’ current ticker symbols and fund numbers will not change. A new CUSIP will be assigned to each Fund, and we will provide ample notice of the new CUSIPs.
●	Account Numbers – Existing account numbers will not change and will carry over from the acquired funds to the acquiring funds.
●	NSCC Trading – We do not anticipate any NSCC trading impact. The Funds’ NSCC Participant Number 4920 will remain unchanged and should continue to be used for the Funds.
●	Prospectus Updates (e.g., fund minimums, sales charges, dealer payouts) – Certain prospectus items will be updated to conform to Virtus Mutual Funds’ standards.
●	12b-1 Payouts – The Funds’ current 12b-1 rates and payouts will remain unchanged.
●	Contact Information – The Funds’ Shareholder Services (1-888-784-3863) and NSCC Dealer Services (1-877-332-6207) will continue to assist shareholders and intermediary firms for the Funds.
●	Service Providers – As the Funds’ transition to the Virtus brand, there may be changes to service providers, but no changes are expected to occur until after the proxy is complete and the transaction has occurred.

We will continue to provide you communications throughout the transition, which will include updates on the proxy and specific details on future operational changes.

APPENDIX

Shareholders of each Acquired Fund as of February 17, 2017 will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund as shown below.

Acquired Fund	Acquiring Fund

RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund

RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund

RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund

RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund

RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund

RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund

RidgeWorth International Equity Fund	Virtus WCM International Equity Fund

RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund

RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund

RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund

RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund

RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund

RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund

RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund

RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund

RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund

RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund

RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund

RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund

RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund

RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund

RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund

RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund

RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund

RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund

RidgeWorth Growth Allocation Strategy*	Virtus Growth Allocation Strategy Fund
RidgeWorth Moderate Allocation Strategy*

*The RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy will both reorganize into the Virtus Growth Allocation Strategy Fund.

Please contact RidgeWorth Funds at 1-888-784-3863 should you have any questions regarding this notice.

*For Broker Dealer Use Only*

All investments involve risk. There is no guarantee a specific investment strategy will be successful.

Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Questions and Answers about the RidgeWorth Funds Special Shareholder Meeting

Shareholder Meeting Date: May 9, 2017

Why is a Special Shareholder Meeting taking place?

Virtus Investment Partners announced in December 2016 that it had reached an agreement to acquire RidgeWorth Investments (“RidgeWorth”), and as part of the transaction, certain RidgeWorth funds will be reorganized into Virtus funds, pending fund shareholder approval. A Special Shareholder Meeting is scheduled for May 9, 2017 for RidgeWorth Funds shareholders to vote on the reorganization of their fund(s). Additional details on the special shareholder meeting are located in the combined prospectus/proxy statement.

Why are shareholders being asked to vote?

Mutual funds are required to seek shareholder approval for certain types of transactions, including fund reorganizations. RidgeWorth Funds shareholders will be asked to vote on the reorganization of their respective RidgeWorth fund(s) into a corresponding Virtus fund(s). The attached Appendix lists the acquired and acquiring funds.

Who is eligible to vote?

Shareholders who held shares in their respective RidgeWorth fund(s) as of February 17, 2017 are eligible to vote their shares.

How can shareholders vote their respective shares?

Proxy materials will be sent to shareholders on or around March 6, 2017 and will include instructions on how shareholders can vote their shares by internet, telephone, mail, or in person.

What is the last day that shareholders can vote their shares?

Voted ballots sent through the mail should be received by the proxy solicitor as of the close of business on May 8, 2017. Shareholders can vote on-line or by phone until 11:59 pm ET on May 8, 2017.

How does the RidgeWorth Funds Board recommend that shareholders vote?

After careful consideration, the Board recommends that shareholders vote “FOR” the reorganizations.

What happens if shareholders do not approve the reorganizations at the May 9, 2017 Shareholder Meeting?

If shareholders do not approve the reorganizations on May 9, 2017, the Shareholder Meeting will be adjourned to a later date. If necessary, a follow-up communication will be sent to shareholders and intermediary firms if the reorganizations are not approved. The combined prospectus/proxy statement has more information about the impact of non-approval of the reorganizations.

Will there be portfolio management changes as a result of the fund reorganizations?

No material changes are expected in the investment program and day-to-day portfolio management of the acquiring Virtus funds, except for the Virtus Allocation Strategy funds, which will have different portfolio managers than the acquired RidgeWorth Allocation Strategies. Further, the investment objective of each acquiring fund will be substantially identical to that of the corresponding acquired funds, except for the RidgeWorth Moderate Allocation Strategy, which will be reorganized into the Virtus Growth Allocation Strategy Fund.

Are there any financial impacts to shareholders?

Following the reorganizations, it is expected that the acquiring funds’ net operating expenses will be the same or lower than the expenses associated with the acquired RidgeWorth funds, on an annualized basis, for a two-year period from the date of the reorganizations. The combined prospectus/proxy statement contains more details regarding the expenses of the acquired and acquiring funds.

Prior to the reorganizations, 12b-1 fees of certain acquired funds’ A Shares will be lowered from 0.30% to 0.25% on or around April 1, 2017. Following the reorganizations, the acquiring funds’ A Shares 12b-1 fees will be 0.25% or lower.

Additionally, no sales charges will be imposed at the time of reorganization.

When are the reorganizations expected to take place?

The reorganizations are expected to occur sometime in second quarter 2017, subject to fund shareholder approval and other conditions related to the Virtus transaction. More information with regard to the timing will be provided at a later date.

What will happen to RidgeWorth and its boutiques following the reorganizations?

If shareholders approve the reorganizations and the Virtus transaction is closed, RidgeWorth Capital Management LLC will be renamed Virtus Fund Advisers, LLC and become an affiliate of Virtus and the investment adviser to each acquiring fund. The current subadvisers of the acquired funds will remain as subadvisers to the acquiring funds under the Virtus brand.

Will there be any changes to the options or services with shareholders’ accounts as a result of the reorganization?

Most account-level features and options such as dividend distributions, automatic investment plans and systematic withdrawals will automatically carry over from accounts in each acquired fund to accounts in the corresponding acquiring fund. From an operational/trading perspective, account numbers will not change and shareholders’ and intermediary firms’ current trading practices will remain unchanged following the reorganizations.

Will CUSIPs, ticker symbols, and fund numbers change?

Current ticker symbols and fund numbers will remain unchanged. New CUSIPs will be assigned to the acquiring funds and will be provided to intermediary firms in advance of the reorganizations.

Will any of the mutual funds’ service providers change?

As the RidgeWorth Funds transition to operate under the Virtus brand, there may be changes to service providers, but no changes are expected to occur until after the proxy is complete and the transaction has closed.

Are the reorganizations a taxable event to shareholders?

The reorganizations are expected to be free from federal income taxes to shareholders. The RidgeWorth Moderate Allocation Strategy may be required to make a special income and/or capital gain distribution before it reorganizes into the Virtus Growth Allocation Strategy Fund, which may be a taxable event to shareholders of that fund only.

Will new prospectuses be available following the reorganization?

Yes, new prospectuses for the acquired funds will be available following the reorganization. Please note that certain prospectus items (e.g., sales charges, fund minimums, dealer payouts, etc.) will be updated to conform to Virtus Funds’ standards. Additional information is forthcoming concerning these updates.

Who should shareholders call with questions about the proxy?

Shareholders can contact Broadridge Investor Communication Solutions, the proxy solicitor, at 1-855-928-4486 with any questions regarding the proxy and materials received. In addition, shareholders can also contact their Investment Professional or RidgeWorth Funds at 1-888-784-3863 with any questions.

APPENDIX

Shareholders of each Acquired Fund as of February 17, 2017 will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund as shown below.

Acquired Fund	Acquiring Fund

RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund

RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund

RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund

RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund

RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund

RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund

RidgeWorth International Equity Fund	Virtus WCM International Equity Fund

RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund

RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund

RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund

RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund

RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund

RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund

RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund

RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund

RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund

RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund

RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund

RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund

RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund

RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund

RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund

RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund

RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund

RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund

RidgeWorth Growth Allocation Strategy*	Virtus Growth Allocation Strategy Fund
RidgeWorth Moderate Allocation Strategy*

*RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy will both reorganize into the Virtus Growth Allocation Strategy Fund.

All investments involve risk. There is no guarantee a specific investment strategy will be successful.

Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.